MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                      Supplement to the Current Prospectus


Effective immediately, the first paragraph under "Principal Investment Policies" of the Prospectus is hereby restated as follows:

The Fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as securities convertible into common stocks and depository receipts, which its investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), believes offer better than average prospects for long-term growth.


                  The date of this Supplement is June 15, 2005